================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 25, 2004

                         Kewaunee Scientific Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                        0-5286                 38-0715562
----------------------------         ----------------        -------------------
(State or other jurisdiction         (Commission File           (IRS Employer
     of incorporation)                    Number)            Identification No.)

2700 West Front Street
Statesville, North Carolina                                         28677
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code 704-873-7202

                                       N/A
          ------------------------------------------------------------
          (Former name or former address if changed since last report)

================================================================================

Item 9.01         Financial Statements and Exhibits
---------         ---------------------------------

(c)               Exhibits.

Exhibit No.       Subject Matter
-----------       --------------

99.1 Press Release dated August 25, 2004, of Kewaunee Scientific Corporation, announcing its first quarter earnings.

Item 2.02         Results of Operations and Financial Condition.
---------         ----------------------------------------------

                  On August 25, 2004 Kewaunee Scientific Corporation (the "Company") issued a Press Release announcing its first quarter earnings. The Press Release is incorporated herein by reference, and is included as Exhibit 99.1 to this Current Report on Form 8-K.

                  This information shall not be deemed "filed" for purposes of
                  Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      (Registrant)
                                             Kewaunee Scientific Corporation

           Date: August 25, 2004             By: /s/ D. Michael Parker
                                                 ------------------------------
                                                 Senior Vice President,
                                                 Finance Chief Financial Officer


                                       3